American Strategic Income Portfolio - 1996 Annual Report

1996 Annual Report


                                    AMERICAN
                                    STRATEGIC
                                    INCOME
                                    PORTFOLIO


                                       ASP




                                      [LOGO]

[LOGO]


CONTENTS

President's Letter. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Letter to Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Financial Statements and Notes. . . . . . . . . . . . . . . . . . . . . . . . 9

Investments in Securities . . . . . . . . . . . . . . . . . . . . . . . . . .24

Independent Auditors' Report. . . . . . . . . . . . . . . . . . . . . . . . .29

Federal Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . .30

Shareholder Update. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

Directors and Officers. . . . . . . . . . . . . . . . . . . . . . . . . . . .35

Glossary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36


AMERICAN STRATEGIC INCOME PORTFOLIO
-------------------------------------------------------------------------------


PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements, and may purchase securities through the dollar-roll program. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

Based on net asset value for the periods ended November 30, 1996.
--------------------------------------------------------------------------------

[CHART]

THE AVERAGE ANNUALIZED TOTAL RETURN FIGURES FOR AMERICAN STRATEGIC INCOME PORTFOLIO ARE BASED ON THE CHANGE IN ITS NET ASSET VALUE (NAV), ASSUME ALL DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT SALES CHARGES. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.

TOTAL RETURNS BASED ON THE CHANGE IN MARKET PRICE FOR THE ONE-YEAR, THREE-YEAR AND SINCE INCEPTION PERIODS ENDED NOVEMBER 30, 1996, WERE 1.29%, -1.55% AND 4.38%, RESPECTIVELY. THESE FIGURES ALSO ASSUME REINVESTED DISTRIBUTIONS AND DO NOT REFLECT SALES CHARGES.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE LEHMAN BROTHERS MUTUAL FUND GOVERNMENT/MORTGAGE INDEX IS COMPRISED OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND AGENCY MORTGAGE-BACKED SECURITIES. DEVELOPED BY LEHMAN BROTHERS FOR COMPARATIVE USE BY THE MUTUAL FUND INDUSTRY, THIS INDEX IS UNMANAGED AND DOES NOT INCLUDE ANY FEES OR EXPENSES IN ITS TOTAL RETURN FIGURES.

THE LIPPER CLOSED-END U.S. MORTGAGE FUNDS AVERAGE REPRESENTS THE AVERAGE ANNUALIZED TOTAL RETURN, WITH DISTRIBUTIONS REINVESTED, OF SIMILAR CLOSED-END FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

THE SINCE INCEPTION NUMBERS FOR THE LEHMAN INDEX AND LIPPER AVERAGE ARE CALCULATED FROM THE MONTH END FOLLOWING THE FUND'S INCEPTION THROUGH NOVEMBER 30, 1996.


--------------------------------------------------------------------------------
         1996 Annual Report   1   American Strategic Income Portfolio

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
WILLIAM H. ELLIS
President
Piper Capital
Management
--------------------------------------------------------------------------------

January 16, 1997
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

     Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

     We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. Also, when calling our toll-free number, you now have the option to listen to our portfolio managers talk about their current investment strategies. Find out the many ways to reach us on the back page of this report.

     Take a close look at the annual report in your hand. We've made our portfolio managers' commentaries simpler and more inviting, and added a glossary of terms at the back to help you understand commonly used financial terms. Whenever you see this symbol,*** it indicates a term defined in the glossary.

     You'll hear the word "team" more often when we talk about our portfolio managers. We've enhanced our approach, allowing managers to interact more frequently and share their best ideas to improve the investment capabilities of Piper Capital.

     The recent changes we have made represent a new way of doing business at Piper Capital -- an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

     That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can. Thank you for your investment.


Sincerely,


/s/ William H. Ellis

William H. Ellis


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
         1996 Annual Report   2   American Strategic Income Portfolio

AMERICAN STRATEGIC INCOME PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]
JOHN WENKER
is primarily responsible for the management of American Strategic
Income Portfolio. He has 11 years of financial experience.

January 16, 1997
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

AMERICAN STRATEGIC INCOME PORTFOLIO PAID AN ATTRACTIVE LEVEL OF CURRENT INCOME FOR SHAREHOLDERS DURING THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1996. The fund paid $1.35 per share in dividends, which is an annualized distribution rate of 12.27% on the November 30 market price of $11 per share, and 9% on the initial public offering price of $15 per share. The fund's distribution included 20 cents in special dividends, which are not likely to occur in the future. In addition, as discussed below, the fund's dividend was reduced to bring it in line with the fund's earnings. Current monthly earnings of 8.49 cents per share (based on an average of the three months ended November 30) would result in an annualized earnings rate of 9.26% on the November 30 market price and 6.79% on the initial public offering price. Keep in mind that past performance does not guarantee future results, and these rates will fluctuate.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

[CHART]


--------------------------------------------------------------------------------
         1996 Annual Report   3   American Strategic Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 18 years of financial experience.
--------------------------------------------------------------------------------


FOR THE YEAR, THE FUND HAD A NET ASSET VALUE TOTAL RETURN OF 7.12%.* This compares to a 5.98% return for the Lehman Brothers Mutual Fund Government/Mortgage Index and a 7.36% return for the Lipper Closed-End U.S. Mortgage Funds Average during this same. For the year ended November 30, the fund's total return based on its market price was 1.29%.* The fund continued to trade at a discount*** to net asset value during the year, with a market price of $11 and a net asset value of $12.65 per share as of November 30. Reducing the difference between the fund's market price and net asset value has been challenging, but we believe the fund's reduced net asset value volatility and earnings stability could help improve the fund's market price over time.


* ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS, BUT NOT SALES CHARGES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
Percentages reflect principal value of whole loans and real estate owned as of November 30, 1996.

[MAP]

SHADED AREAS WITHOUT VALUES INDICATE STATES IN WHICH THE FUND HAS INVESTED LESS THAN 0.50% OF ITS ASSETS.


--------------------------------------------------------------------------------
         1996 Annual Report   4   American Strategic Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]
RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 11 years of financial experience.
--------------------------------------------------------------------------------


THE FUND'S GENERALLY GOOD NET ASSET VALUE PERFORMANCE WAS LARGELY DUE TO THE CONTINUED PRICE STABILITY OF OUR INVESTMENTS IN MORTGAGE LOANS DESPITE VOLATILE INTEREST RATES THROUGHOUT THE YEAR. Interest rates increased substantially during the first half of 1996, but then, with the exception of August, moved lower through the end of November -- ending about 0.40% higher than they were at the start of the year.

DURING THE PERIOD, WE REMAINED FOCUSED ON STABILIZING THE FUND'S NET ASSET VALUE AND INCOME STREAM. The fund's income stream has been stable since the last dividend reduction in July 1996. At that time, we felt we could maintain the monthly dividend at 8 cents per share for 12 months. As of November 30, 1996, the fund's earnings are on track to accomplish this goal. While unexpected credit problems or severe prepayments could adversely affect the fund's ability to maintain its 8 cents per share monthly dividend, we remain optimistic we will achieve this objective.

THE FUND'S ASSETS ARE LARGELY CONCENTRATED IN MORTGAGE LOANS. As of November 30, 48% of the fund's total assets were invested in single family (home) loans, 26% in multifamily (apartment) loans, 6% in commercial loans and 9% in Treasury securities. (See portfolio composition chart on page 3.) Assuming a market environment that is similar to the past year, we intend to maintain the fund's investments in mortgage loans and Treasuries near these levels. The greater concentration in mortgage loans is consistent with our strategy of focusing on securities subject to more credit risk and reducing our exposure to securities more sensitive to changing interest rates. General improvements in housing markets and a continued strong market for rental housing should have a positive impact on the credit worthiness of our single and multifamily portfolios. To date, we have experienced loan prepayments at expected levels and have been able to reinvest these funds at historically attractive rates. If we experience heavier prepayments, we may have to reinvest the proceeds at lower interest rates, which would ultimately decrease the fund's income.

WE CONTINUED TO BORROW IN THE FUND THROUGH REVERSE REPURCHASE AGREEMENTS*** AND INVESTED THE PROCEEDS IN TREASURY SECURITIES OR NEW MORTGAGE LOANS. The Treasuries and mortgage loans acted as


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
         1996 Annual Report   5   American Strategic Income Portfolio

--------------------------------------------------------------------------------


collateral for the reverse repurchase agreements. These reverse repurchase agreements, expressed as a percentage of total assets, were approximately 17% as of November 30. While borrowing can potentially increase the fund's income, it can also increase the fund's net asset value volatility.

DURING THE PERIOD, WE SUCCESSFULLY MANAGED THE RISKS*** INVOLVED WITH MORTGAGE LOANS. (See the glossary for more on the specific risks associated with mortgage loans.) One of the ways we did this was by focusing on moderately valued homes, which have less credit risk than do higher valued homes. As of November 30, the fund held 651 single family loans on properties which, on average, had a value of approximately $77,000. The average balance remaining on these loans was approximately $61,000. Since the fund's inception, we have kept its principal losses from foreclosed single family loans to 7 cents per share. We followed a similar philosophy when purchasing multifamily and commercial loans. We believe that smaller loans spread out in many states are less likely to cause losses in the fund. On November 30, we had 17 multifamily loans with an average loan balance of approximately $1,291,000 and three commercial loans with an average balance of approximately $1,375,000. Through November, there were no realized foreclosure losses to the fund from its investments in multifamily and commercial loans. Going forward, we will continue to focus on moderately valued home loans and smaller multifamily and commercial loans.

--------------------------------------------------------------------------------
DELINQUENCY PROFILE
--------------------------------------------------------------------------------

The chart below shows what percentage of loans in the portfolio are 30, 60, 90 or 120 days delinquent as of November 30, 1996.

CURRENT                                     90.6%
--------------------------------------------------------------------------------
30 DAYS                                      3.8%
--------------------------------------------------------------------------------
60 DAYS                                      1.1%
--------------------------------------------------------------------------------
90 DAYS                                      0.6%
--------------------------------------------------------------------------------
120+ DAYS                                    3.9%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
         1996 Annual Report   6   American Strategic Income Portfolio

--------------------------------------------------------------------------------


ALTHOUGH WE CONDUCT EXTENSIVE RISK ANALYSIS ON EVERY LOAN PURCHASED, DELINQUENT LOANS ARE LIKELY. Because delinquent loans require a high level of attention, we place them with loan servicers who work hard to convey to borrowers that their first responsibility each month is to make their payments. Should a loan be foreclosed, we will expedite the process as quickly as possible. Any losses will first go against the borrower's investment, or equity. Although we would hope to receive all of the principal and interest owed to us on a foreclosed loan, it is likely that we may not be repaid in full.

THE FUND IS INVESTED IN MORTGAGE LOANS BACKED BY PROPERTIES LOCATED THROUGHOUT THE COUNTRY. (See map on page 4.) We attempt to buy mortgage loans in many parts of the country to avoid the risks of concentrating in one area. Our greatest concentration of loans is in Texas, California and Minnesota. Texas and California have more loans due to their large populations. Moreover, the adverse economic conditions experienced by these two states a few years ago enabled us to purchase loans at what we believe are attractive prices. Our concentration of loans in Minnesota results from our in-depth knowledge of some markets in that state and generally favorable economic conditions there.

LOOKING AHEAD, WE BELIEVE THE FUND'S NET ASSET VALUE AND EARNINGS SHOULD BE FAIRLY STABLE RELATIVE TO CHANGES IN THE INTEREST RATE ENVIRONMENT. We believe we have reduced interest rate risk and focused the fund's investments where we feel we can currently add the most value -- in the mortgage loan area. This focus on mortgage loans should allow the fund to provide more consistent income levels. We hope this will attract more investors to the fund, which, in turn, could reduce the current discount of market price to net asset value. We anticipate more investments in commercial mortgage loans in the future. Commercial loans may involve more risk than multifamily or single family mortgage loans. (For more on the specific risks associated with mortgage loans, see the glossary.)

THE PROPOSED SETTLEMENT OF A CLASS ACTION LAWSUIT AGAINST THE FUND SHOULD BE PRESENTED TO THE COURT FOR PRELIMINARY APPROVAL EARLY THIS YEAR. Shareholders received details of the proposed settlement in the semiannual report that was mailed in July. At that time, we


--------------------------------------------------------------------------------
         1996 Annual Report   7   American Strategic Income Portfolio

--------------------------------------------------------------------------------


anticipated preliminary court approval in late 1996. Due to delays in the process, we now expect the approval early this year. There can, however, be no assurance as to the timing of preliminary court approval or the settlement itself.

We would like to express our sincere appreciation to you, our valued shareholders, for your investment in American Strategic Income Portfolio. We look forward to continuing our relationship with you and helping you meet your investment goals in the new fiscal year and beyond.


Sincerely,

/s/ John Wenker

John Wenker
Portfolio Manager


--------------------------------------------------------------------------------
         1996 Annual Report   8   American Strategic Income Portfolio

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  November 30, 1996
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $2,092,000) .........     $78,438,435
Real estate owned (identified cost: $701,934) (note 2) .....         745,326
Cash in bank on demand deposit .............................         519,575
Accrued interest receivable ................................         804,912
                                                              -----------------
  Total assets .............................................      80,508,248
                                                              -----------------

LIABILITIES:
Reverse repurchase agreements payable ......................      14,000,000
Accrued investment management fee ..........................          33,810
Accrued administrative fee .................................          10,792
Accrued interest ...........................................          68,292
Other accrued expenses .....................................           2,965
                                                              -----------------
  Total liabilities ........................................      14,115,859
                                                              -----------------
Net assets applicable to outstanding capital stock .........     $66,392,389
                                                              -----------------
                                                              -----------------

REPRESENTED BY:
Capital stock - authorized 1 billion shares of $0.01 par
  value; outstanding, 5,247,721 shares .....................     $    52,477
Additional paid-in capital .................................      73,315,141
Undistributed net investment income ........................         243,352
Accumulated net realized loss on investments ...............      (8,908,245)
Unrealized appreciation of investments .....................       1,689,664
                                                              -----------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................     $66,392,389
                                                              -----------------
                                                              -----------------

Net asset value per share of outstanding capital stock .....     $     12.65
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $76,792,163
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

           1996 Annual Report  9  American Strategic Income Portfolio

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended November 30, 1996
 ..................................................................

INCOME:
Interest (net of interest expense of $955,550) .............     $ 6,053,168
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         403,149
Administrative fee .........................................         132,146
Custodian and accounting fees ..............................          86,332
Transfer agent fees ........................................          27,006
Reports to shareholders ....................................          38,049
Mortgage servicing fees ....................................         203,403
Directors' fees ............................................          11,518
Audit and legal fees .......................................          48,539
Other expenses .............................................          38,130
                                                              -----------------
  Total expenses ...........................................         988,272
Less expenses paid indirectly ..............................          (3,127)
                                                              -----------------

  Total net expenses .......................................         985,145
                                                              -----------------

  Net investment income ....................................       5,068,023
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................         218,703
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (759,346)
                                                              -----------------

  Net loss on investments ..................................        (540,643)
                                                              -----------------

  Net increase in net assets resulting from operations .....     $ 4,527,380
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

          1996 Annual Report  10  American Strategic Income Portfolio

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Year Ended November 30, 1996
 ..................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................     $ 6,053,168
Net expenses ...............................................        (985,145)
                                                              -----------------
  Net investment income ....................................       5,068,023
                                                              -----------------

  Adjustments to reconcile net investment income to net cash provided by operating activities:
  Change in accrued interest receivable and principal
    receivable on mortgage securities ......................         (73,311)
  Net amortization of bond discount and premium ............         (48,291)
  Change in accrued fees and expenses ......................         (20,181)
                                                              -----------------
    Total adjustments ......................................        (141,783)
                                                              -----------------

    Net cash provided by operating activities ..............       4,926,240
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      51,924,359
Purchases of investments ...................................     (49,113,210)
Net sales of short-term securities .........................       1,041,000
                                                              -----------------

    Net cash provided by investing activities ..............       3,852,149
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............      (1,000,000)
Retirement of fund shares ..................................        (451,437)
Distributions paid to shareholders .........................      (7,097,611)
                                                              -----------------

    Net cash used by financing activities ..................      (8,549,048)
                                                              -----------------
Net increase in cash .......................................         229,341
Cash at beginning of year ..................................         290,234
                                                              -----------------

    Cash at end of year ....................................     $   519,575
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $   959,508
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

          1996 Annual Report  11  American Strategic Income Portfolio

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                  11/30/96            11/30/95
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 5,068,023         $ 5,722,222
Net realized gain (loss) on investments ....................         218,703          (8,136,410)
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (759,346)         14,122,906
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....       4,527,380          11,708,718
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (7,097,611)         (9,035,764)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
Payments for retirement of 35,100 and 45,500 shares,
  respectively (note 6) ....................................        (413,787)           (573,450)
                                                              -----------------   -----------------
  Total increase (decrease) in net assets ..................      (2,984,018)          2,099,504

Net assets at beginning of year ............................      69,376,407          67,276,903
                                                              -----------------   -----------------

Net assets at end of year ..................................     $66,392,389         $69,376,407
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $   243,352         $ 2,272,940
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

          1996 Annual Report  12  American Strategic Income Portfolio

        Notes to Financial Statements
----------------------------------------

(1) ORGANIZATION
 ................................................................................
               American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements, and may purchase securities through the sale-forward (dollar-roll) program. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ................................................................................
                  INVESTMENTS IN SECURITIES
               The fund's mortgage related investments such as whole loans, participation mortgages and mortgage servicing rights are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model approved by the board of directors and implemented by Piper Capital Management. The pricing model is designed to reflect the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the projected rate and severity of defaults, the delinquency profile, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights as the case may be. Certain elements of the pricing model involve subjective judgment. Additionally, certain other factors will be considered in the determination of the valuation of investments in multifamily properties, including but not limited to, results of annual inspections of the multifamily property by the adviser or a servicing agent retained by the adviser, reviews of annual unaudited financial statements of the multifamily property, monitoring of local and other economic conditions and their impact on local real estate values and analyses

---------------------------------------------------------------------

          1996 Annual Report  13  American Strategic Income Portfolio

---------------------------------------------------------------------
               of rental vacancy rates at the multifamily property. Subjective adjustments to the valuation of such investments in multifamily properties may be made based upon the adviser's analysis of such information. The actual values that may be realized upon the sale of whole loans, participation mortgages and mortgage servicing rights can only be determined in negotiations between the fund and third parties.

               The values of other fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

               Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur, if the fund's management determines for any other reason that valuations provided by the pricing service or market quotations from dealers are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from independent dealers that make markets in the securities. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded.

---------------------------------------------------------------------

          1996 Annual Report  14  American Strategic Income Portfolio

---------------------------------------------------------------------

               Securities transactions are accounted for on the date the securities are purchased and sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued weekly. Costs associated with acquiring whole loans, participation mortgages and mortgage servicing rights are capitalized and included in the cost basis of the loans purchased.

                  OPTIONS TRANSACTIONS
               For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities, and write cash-secured puts. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

               The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                  FUTURES TRANSACTIONS
               In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal

---------------------------------------------------------------------

          1996 Annual Report  15  American Strategic Income Portfolio

---------------------------------------------------------------------
               to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                  INTEREST RATE TRANSACTIONS
               To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the fund may enter into various hedging transactions, such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

               If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist or that the other party to the transaction may not perform.

               For interest rate swaps, caps and floors, the fund accrues weekly, as an increase or decrease to interest income, the current net amount due to or owed by the fund. Interest rate swaps, caps and floors are

---------------------------------------------------------------------

          1996 Annual Report  16  American Strategic Income Portfolio

---------------------------------------------------------------------
               valued from prices quoted by independent brokers. These valuations represent the present value of all future cash settlement amounts based on implied forward interest rates.

                  WHOLE LOANS AND PARTICIPATION MORTGAGES
               Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

               At November 30, 1996, loans representing 5.6% of the outstanding principal value of whole loans, or 5.5% of net assets were considered by the fund to be delinquent as to the timely monthly payment of principal and interest. A loan is considered delinquent when a borrower has missed two or more payments. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss.

               Real estate acquired through foreclosure, if any, is recorded at estimated fair value. On November 30, 1996, the fund owned

---------------------------------------------------------------------

          1996 Annual Report  17  American Strategic Income Portfolio

---------------------------------------------------------------------
               3 homes with an aggregate value of $745,326, or 1.1% of net assets. The fund recognized net realized losses of $98,534 or $0.019 per-share on real estate sold during the year ended November 30, 1996.

                  MORTGAGE SERVICING RIGHTS
               The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. The fund will not service mortgages, be the mortgage servicer of record or enter into any arrangement pursuant to where the fund could be liable to third parties in the event the mortgage servicer defaulted on its obligations. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 1996, the fund had no outstanding when-issued or forward commitments.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with

---------------------------------------------------------------------

          1996 Annual Report  18  American Strategic Income Portfolio

---------------------------------------------------------------------
               a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended November 30, 1996, the fund earned no such fees.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. For calendar year 1996, the fund intends to distribute substantially all of its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "straddle" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares

---------------------------------------------------------------------

          1996 Annual Report  19  American Strategic Income Portfolio

---------------------------------------------------------------------
               purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................................................................
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee

---------------------------------------------------------------------

          1996 Annual Report  20  American Strategic Income Portfolio

---------------------------------------------------------------------
               shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended November 30, 1996, the effective investment management fee incurred by the fund was 0.61%. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

               When acquiring whole loans and participation mortgages, the fund enters into mortgage servicing agreements with mortgage servicers. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

               In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT SECURITY TRANSACTIONS
 ................................................................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended November 30, 1996, aggregated $49,161,501 and $51,924,359, respectively. Included in proceeds from sales are $763,936 from sales of real estate owned. For the year ended November 30, 1996, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

---------------------------------------------------------------------

          1996 Annual Report  21  American Strategic Income Portfolio

---------------------------------------------------------------------

(5) CAPITAL LOSS CARRYOVER
 ................................................................................
               For federal income tax purposes, the fund had capital loss carryovers of $8,908,245 as of November 30, 1996, which, if not offset by subsequent capital gains, will expire in 2002 and 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(6) RETIREMENT OF FUND SHARES
 ................................................................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund had cumulatively repurchased and retired 94,700 shares as of February 6, 1996, which represents 1.8% of the shares originally issued.

(7) PENDING LITIGATION
 ................................................................................
               An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital
               Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The named plaintiffs and defendants in this putative class action have reached an agreement-in-principle on a proposed settlement and are negotiating the terms of a definitive settlement agreement. If approved by the Court, a definitive settlement agreement consistent with the terms of the agreement-in-principle would provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and Piper Capital Management Incorporated scheduled during the next four years. The agreement stipulates, among other things, that ASP would offer to repurchase up to 10 percent of its outstanding shares from current shareholders at net asset value. The repurchase offer would occur after the effective date of the settlement following Court approval.

---------------------------------------------------------------------

          1996 Annual Report  22  American Strategic Income Portfolio

---------------------------------------------------------------------

(8) FINANCIAL HIGHLIGHTS
 ................................................................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                 Year       Year       Year       Year       Period
                                                Ended      Ended      Ended      Ended        Ended
                                               11/30/96   11/30/95   11/30/94   11/30/93   11/30/92(f)
                                               --------   --------   --------   --------   -----------
PER-SHARE DATA
Net asset value, beginning of period ........  $13.13     $12.63     $15.79     $14.89     $13.98
                                               --------   --------   --------   --------   -----------
Operations:
  Net investment income .....................    0.97       1.09       1.41       1.79       1.49
  Net realized and unrealized gain (loss) on
    investments .............................   (0.10)      1.11      (3.22)      0.61       0.55
                                               --------   --------   --------   --------   -----------
    Total from operations ...................    0.87       2.20      (1.81)      2.40       2.04
                                               --------   --------   --------   --------   -----------
Distributions to shareholders:
  From net investment income ................   (1.35)     (1.70)     (1.15)     (1.50)     (1.13)
  From net realized gains on investments ....      --         --      (0.20)        --         --
                                               --------   --------   --------   --------   -----------
    Total distributions to shareholders .....   (1.35)     (1.70)     (1.35)     (1.50)     (1.13)
                                               --------   --------   --------   --------   -----------
Net asset value, end of period ..............  $12.65     $13.13     $12.63     $15.79     $14.89
                                               --------   --------   --------   --------   -----------
                                               --------   --------   --------   --------   -----------
Per-share market value, end of period .......  $11.00     $12.25     $13.00     $16.38     $16.25
                                               --------   --------   --------   --------   -----------
                                               --------   --------   --------   --------   -----------
SELECTED INFORMATION
Total return, net asset value (a) ...........    7.12%     18.27%    (11.87)%    16.80%     15.20%
Total return, market value (b) ..............    1.29%      7.75%    (12.59)%    10.75%     16.92%
Net assets at end of period (in millions) .    $   66     $   69     $   67     $   84     $   79
Ratio of expenses to average weekly net
  assets (c)(g) .............................    1.50%      1.72%      1.69%      1.69%      1.45%(h)
Ratio of net investment income to average
  weekly net assets .........................    7.67%      8.26%     10.00%     11.52%     11.49%(h)
Portfolio turnover rate (excluding short-term
  securities) ...............................      63%       120%        74%        50%        72%
Amount of borrowings outstanding at end of
  period (in millions) (d) ..................  $   14     $   15     $   28     $   32     $   32
Per-share amount of borrowings outstanding at
  end of period .............................  $ 2.67     $ 2.84     $ 5.16     $ 6.04     $ 6.05
Per-share amount of net assets, excluding
  borrowings, at end of period                 $15.32     $15.97     $17.79     $21.83     $20.94
Asset coverage ratio (e) ....................     574%       563%       345%       361%       346%

(A) BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) INCLUDES 0.02%, 0.23%, AND 0.22% FROM FEDERAL EXCISE TAXES IN FISCAL 1995, 1994 AND 1993, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(D) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(E) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(F)  COMMENCEMENT OF OPERATIONS WAS DECEMBER 27, 1991.
(G) THE RATIO OF EXPENSES TO AVERAGE WEEKLY NET ASSETS EXCLUDES INTEREST EXPENSE THAT HAS BEEN PRESENTED NET OF THE RELATED INTEREST INCOME IN THE FINANCIAL STATEMENTS. IF THE INTEREST EXPENSE HAD BEEN INCLUDED IN TOTAL EXPENSES, THE RATIOS OF EXPENSES TO AVERAGE WEEKLY NET ASSETS WOULD HAVE BEEN 2.94%, 3.29%, 3.34%, 3.00% AND 2.86% IN FISCAL 1996, 1995, 1994, 1993
     AND 1992, RESPECTIVELY.
(H)  ADJUSTED TO AN ANNUAL BASIS.

---------------------------------------------------------------------

          1996 Annual Report  23  American Strategic Income Portfolio

Investments in Securities
---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO                              November 30, 1996
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (16.1%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (4.9%):
    FIXED RATE (4.9%):
      7.00%, GNMA, 7/15/23 ..............................  $ 1,611,533      $  1,612,516
      7.00%, GNMA, 7/15/23 ..............................    1,631,294         1,634,329
                                                                            ------------
                                                                               3,246,845
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (11.2%):
      5.13%, U.S. Treasury Note, 4/30/98 ................    7,500,000(b)      7,463,175
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $10,694,242)  ..........................                     10,710,020
                                                                            ------------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (1.8%):
  FIXED RATE (1.8%):
      10.10%, First Boston, Series 1992-1, Class B-2,
        1/15/01 .........................................    1,000,000         1,013,438
      12.97%, Minnesota Mortgage Corporation, 7/25/14 ...       80,304            81,910
      12.26%, Minnesota Mortgage Corporation,
        10/25/14 ........................................       55,160            56,263
      12.92%, Minnesota Mortgage Corporation, 3/25/15 ...       50,530            51,540
                                                                            ------------

        Total Private Mortgage-Backed Securities
          (cost: $1,156,424)  ...........................                      1,203,151
                                                                            ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (96.0%):
  COMMERCIAL LOANS (6.3%):
      James Plaza, 8.55%, 12/1/01 .......................    1,200,000         1,200,000
      Shallowford Business Park, 9.25%, 7/1/01 ..........    1,645,733         1,703,333
      Stephens Retail Center, 9.35%, 8/1/03 .............    1,200,000         1,242,000
                                                                            ------------
                                                                               4,145,333
                                                                            ------------

  MULTIFAMILY LOANS (31.6%):
      Applewood Manor, 8.75%, 1/1/01 ....................      685,036           699,490
      Boca Bend Apartments, 11.75%, 5/1/00 ..............      588,459           586,047
      Dorchester Garden Apartments, 8.50%, 7/1/02 .......    1,478,688         1,501,312
      Essex Place I, 9.00%, 9/30/12 .....................    2,141,124         1,316,577
      Franklin Woods Apartments, 9.90%, 3/1/10 ..........    1,313,118         1,359,077
      Fremont Plaza Apartments, 9.75%, 4/1/02 ...........      729,133           754,652
      Garden Oaks Apartments, 8.55%, 4/1/06 .............    1,854,053         1,875,560
      Kings Creek Apartments, 10.00%, 5/1/96 ............    1,300,000         1,300,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1996 Annual Report  24  American Strategic Income Portfolio

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Normandie Square Apartments, 8.75%, 4/1/01 ........  $ 1,821,620      $  1,861,149
      Park Place Apartments, 8.38%, 7/1/02 ..............    1,559,591         1,568,325
      Royal Knight Apartments, 8.50%, 4/1/06 ............    1,594,080         1,616,716
      Stanley Court Apartments, 8.50%, 11/1/02 ..........    1,092,405         1,103,984
      The Establishment, 8.75%, 2/1/01 ..................      937,627           965,194
      Twelfth Street Apartments, 9.25%, 6/1/05 ..........    1,170,484         1,211,451
      Vanderbilt Condominiums, 8.50%, 8/1/00 ............      817,671           827,892
      Westgate Apartments, 10.00%, 2/1/08 ...............    1,391,660         1,440,369
      Westhollow Place Apartments, 8.58%, 4/1/03 ........      996,360         1,016,089
                                                                            ------------
                                                                              21,003,884
                                                                            ------------

  SINGLE FAMILY LOANS (58.1%):
      Aegis, 9.57%, 3/26/10 .............................      603,828           579,252
      Aegis II, 9.85%, 1/28/14 ..........................      580,548           596,919
      American Bank, Mankato, 9.18%, 12/10/12 ...........      149,995           153,655
      American Portfolio, 8.16%, 10/18/15 ...............      826,985           611,079
      Anivan, 9.27%, 4/14/12 ............................      496,645           509,409
      Bank of New Mexico, 8.96%, 3/31/10 ................    1,867,236         1,860,140
      Bluebonnet Savings and Loan, 11.78%, 8/31/10 ......      254,516           247,338
      Bluebonnet Savings and Loan, 8.32%, 8/31/10 .......    1,805,735(b)      1,759,147
      CLSI Allison Williams, 9.76%, 8/1/17 ..............      919,883(b)        934,601
      Crossroads Savings and Loan, 9.12%, 1/1/21 ........      575,216(b)        584,240
      Crossroads Savings and Loan, 9.44%, 1/1/21 ........      627,420(b)        637,396
      Fairbanks II, Utah, 8.46%, 8/20/10 ................      206,607(b)        160,327
      Fairbanks, Utah, 9.42%, 9/23/15 ...................      472,288(b)        416,794
      First Boston Mortgage Pool #5, 9.56%, 6/29/03 .....      494,666(b)        498,624
      Hamilton Financial, 8.27%, 6/29/10 ................      464,133(b)        458,053
      Huntington MEWS, 9.32%, 8/1/17 ....................    1,652,642(b)      1,540,593
      Knutson Mortgage Portfolio #1, 8.99%, 8/1/17 ......    1,826,505(b)      1,833,785
      Knutson Mortgage Portfolio #2, 9.41%, 9/25/17 .....    1,730,255(b)      1,774,550
      McClemore, 10.56%, 9/30/12 ........................    2,741,207(b)      2,725,347
      Meridian, 9.53%, 12/1/20 ..........................    1,398,276(b)      1,424,424
      Nomura III, 8.64%, 4/29/17 ........................    6,010,851         5,565,364
      Norwest II, 7.72%, 11/27/22 .......................    3,697,777         3,571,756
      Norwest III, 7.69%, 11/27/22 ......................    2,003,167         1,953,088
      Norwest V, 8.84%, 2/3/25 ..........................    5,062,508         5,084,778
      President Homes, 8.50%, 8/1/17 ....................       76,368            78,659
      President Homes 93-1, Sales Inventory, 8.91%,
        3/1/23 ..........................................      283,906(b)        288,420
      Rand Mortgage Corporation, 9.54%, 8/1/17 ..........      531,954(b)        539,348
      Salomon II, 9.58%, 11/23/14 .......................    1,602,338         1,633,584

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1996 Annual Report  25  American Strategic Income Portfolio

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Valley Bank of Commerce, N.M., 8.39%, 8/31/10 .....  $   564,009(b)   $    552,392
                                                                            ------------
                                                                              38,573,062
                                                                            ------------

        Total Whole Loans and Participation Mortgages
          (cost: $62,211,715)  ..........................                     63,722,279
                                                                            ------------

MORTGAGE SERVICING RIGHTS (E,G) (1.1%):
      Matrix Servicing Rights, 14.65%, 7/10/22
        (cost: $637,782) ................................           --           710,985
                                                                            ------------

SHORT-TERM SECURITIES (3.2%):
      Repurchase agreement with Goldman Sachs, acquired
        on 11/29/96, accrued interest of $983, 5.64%,
        12/2/96
        (cost: $2,092,000) ..............................    2,092,000(f)      2,092,000
                                                                            ------------

        Total Investments in Securities
          (cost: $76,792,163) (h)  ......................                   $ 78,438,435
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON NOVEMBER 30, 1996, SECURITIES VALUED AT $18,124,515 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                              NAME OF BROKER
              ACQUISITION                         ACCRUED     AND DESCRIPTION
   AMOUNT        DATE       RATE*       DUE      INTEREST      OF COLLATERAL
------------  ----------  ---------  ----------  ---------  -------------------
$  1,000,000     11/1/96      6.25%   12/2/96    $   5,208              (1)
   2,000,000     11/1/96      6.25%   12/2/96       10,417              (1)
   5,000,000     11/1/96      6.25%   12/2/96       26,042              (1)
   6,000,000     11/1/96      5.33%   12/2/96       26,625              (2)
------------                                     ---------
$ 14,000,000                                     $  68,292
------------                                     ---------
------------                                     ---------

* INTEREST RATE IS AS OF NOVEMBER 30, 1996. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.
     NAME OF BROKER AND DESCRIPTION OF COLLATERAL:

     (1)  NOMURA;
              BLUEBONNET SAVINGS AND LOAN, 8.32%, 8/31/10, $1,420,628 PAR CLSI ALLISON WILLIAMS, 9.76%, 8/1/17, $440,690 PAR CROSSROADS SAVINGS AND LOAN, 9.12%, 1/1/21, $571,097 PAR CROSSROADS SAVINGS AND LOAN, 9.44%, 1/1/21, $265,906 PAR FAIRBANKS II, UTAH, 8.46%, 8/20/10, $53,773 PAR
              FAIRBANKS, UTAH, 9.42%, 9/23/15, $335,644 PAR
              FIRST BOSTON MORTGAGE POOL #5, 9.56%, 6/29/03, $466,783 PAR

---------------------------------------------------------------------

          1996 Annual Report  26  American Strategic Income Portfolio

---------------------------------------------------------------------

              HAMILTON FINANCIAL, 8.27%, 6/29/10, $271,317 PAR
              HUNTINGTON MEWS, 9.32%, 8/1/17, $237,022 PAR
              KNUTSON MORTGAGE PORTFOLIO #1, 8.99%, 8/1/17, $1,640,888 PAR
              KNUTSON MORTGAGE PORTFOLIO #2, 9.41%, 9/25/17, $1,552,712 PAR
              MCCLEMORE, 10.56%, 9/30/12, $2,741,207 PAR
              MERIDIAN, 9.53%, 12/1/20, $1,398,276 PAR
              PRESIDENT HOMES 93-1, SALES INVENTORY, 8.91%, 3/1/23, $64,606 PAR
              RAND MORTGAGE CORPORATION, 9.54%, 8/1/17, $450,426 PAR
              VALLEY BANK OF COMMERCE, N.M., 8.39%, 8/31/10, $207,489 PAR
     (2)  NOMURA;
              U.S. TREASURY NOTE, 5.13%, 4/30/98, $6,060,000 PAR

(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 1996. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1996.
(D) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.
         COMMERCIAL LOANS:

              JAMES PLAZA - HOUSTON, TEXAS
              SHALLOWFORD BUSINESS PARK - CHATTANOOGA, TENNESSEE
              STEPHENS RETAIL CENTER - MISSOULA, MONTANA

         MULTIFAMILY LOANS:

              APPLEWOOD MANOR - DULUTH, MINNESOTA
              BOCA BEND APARTMENTS - BOCA RATON, FLORIDA
              DORCHESTER GARDEN APARTMENTS - NORTH CHARLESTON, SOUTH CAROLINA ESSEX PLACE I - ROCHESTER, MINNESOTA
              FRANKLIN WOODS APARTMENTS - FRANKLIN, NEW HAMPSHIRE
              FREMONT PLAZA APARTMENTS - LAS VAGAS, NEVADA
              GARDEN OAKS APARTMENTS - COON RAPIDS, MINNESOTA
              KINGS CREEK APARTMENTS - DALLAS, TEXAS
              NORMANDIE SQUARE APARTMENTS - SAN ANTONIO, TEXAS
              PARK PLACE APARTMENTS - GRAND FORKS, NORTH DAKOTA
              ROYAL KNIGHT APARTMENTS - MEMPHIS, TENNESSEE
              STANLEY COURT APARTMENTS - BLOOMINGTON, MINNESOTA
              THE ESTABLISHMENT - DALLAS, TEXAS
              TWELFTH STREET APARTMENTS - ATLANTA, GEORGIA
              VANDERBILT CONDOMINIUMS - AUSTIN, TEXAS
              WESTGATE APARTMENTS - BISMARCK, NORTH DAKOTA
              WESTHOLLOW PLACE APARTMENTS - HOUSTON, TEXAS

         SINGLE FAMILY LOANS:

              AEGIS - 31 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
              AEGIS II - 9 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES. AMERICAN BANK, MANKATO - 6 LOANS LOCATED IN SOUTHWESTERN
               MINNESOTA.
              AMERICAN PORTFOLIO - 14 LOANS LOCATED IN TEXAS AND CALIFORNIA. ANIVAN - 6 LOANS LOCATED THROUGHOUT THE UNITED STATES.
              BANK OF NEW MEXICO - 32 LOANS LOCATED IN NEW MEXICO.
              BLUEBONNET SAVINGS AND LOAN - 71 LOANS LOCATED IN VICINITY OF SAN
               ANTONIO, TEXAS.
              CLSI ALLISON WILLIAMS - 42 LOANS LOCATED AROUND LAS MESA, SEMINOLE
               AND ANDREWS, TEXAS.
              CROSSROADS SAVINGS AND LOAN - 34 LOANS LOCATED IN VICINITY OF
               TULSA, OKLAHOMA.
              FAIRBANKS II, UTAH - 2 LOANS LOCATED IN THE VICINITY OF FAIRBANKS
               AND SALT LAKE CITY, UTAH.

---------------------------------------------------------------------

          1996 Annual Report  27  American Strategic Income Portfolio

---------------------------------------------------------------------

              FAIRBANKS, UTAH - 8 LOANS LOCATED. IN THE VICINITY OF FAIRBANKS
               AND SALT LAKE CITY, UTAH.
              FIRST BOSTON MORTGAGE POOL #5 - 17 LOANS LOCATED THROUGHOUT THE
               UNITED STATES.
              HAMILTON FINANCIAL - 4 LOANS LOCATED IN CALIFORNIA.
              HUNTINGTON MEWS - 34 LOANS LOCATED IN THE VICINITY OF CAMDEN, NEW
               JERSEY.
              KNUTSON MORTGAGE PORTFOLIO #1 - 31 LOANS LOCATED THROUGHOUT THE
               MIDWESTERN STATES.
              KNUTSON MORTGAGE PORTFOLIO #2 - 22 LOANS LOCATED THROUGHOUT THE
               MIDWESTERN STATES.
              MCCLEMORE - 31 LOANS LOCATED IN NORTH CAROLINA.
              MERIDIAN - 20 LOANS LOCATED THROUGHOUT CALIFORNIA
              NOMURA III - 73 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
              NORWEST II - 30 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
              NORWEST III - 19 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
              NORWEST V - 36 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
              PRESIDENT HOMES - 5 LOANS LOCATED THROUGHOUT THE MIDWESTERN
               STATES.
              RAND MORTGAGE CORPORATION - 11 LOANS LOCATED NEAR HOUSTON AND
               AUSTIN, TEXAS.
              SALOMON II - 33 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
              VALLEY BANK OF COMMERCE, N.M. - 30 LOANS LOCATED THROUGHOUT NEW
               MEXICO.
(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933.
(F)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(G)  INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT
     COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
(H)  ON NOVEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL
     ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $77,494,097. THE
     AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN
     SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  2,810,702
      GROSS UNREALIZED DEPRECIATION ......    (1,121,038)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,689,664
                                            ------------
                                            ------------

---------------------------------------------------------------------

          1996 Annual Report  28  American Strategic Income Portfolio

Independent Auditors' Report
----------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. as of November 30, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented in note 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. as of November 30, 1996, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 10,1997

---------------------------------------------------------------------

          1996 Annual Report  29  American Strategic Income Portfolio

        Federal Income Tax Information
----------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                                      AMOUNT
---------------------------------------------    --------
December 27, 1995 ...........................    $ 0.2250
January 11, 1996 ............................      0.2250
February 21, 1996 ...........................      0.1000
March 27, 1996 ..............................      0.1000
April 24, 1996 ..............................      0.1000
May 29, 1996 ................................      0.1000
June 26, 1996 ...............................      0.1000
July 24, 1996 ...............................      0.0800
August 28, 1996 .............................      0.0800
September 25, 1996 ..........................      0.0800
October 23, 1996 ............................      0.0800
November 27, 1996 ...........................      0.0800
                                                 --------
    Total ...................................    $ 1.3500
                                                 --------
                                                 --------

---------------------------------------------------------------------

          1996 Annual Report  30  American Strategic Income Portfolio

        Shareholder Update
----------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 23, 1996. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1.  The fund's shareholders elected the following directors:

                                                                 SHARES
                                                 SHARES        WITHHOLDING
                                               VOTED "FOR"  AUTHORITY TO VOTE
                                               -----------  -----------------
David T. Bennett ............................    4,744,778     194,123
Jaye F. Dyer ................................    4,746,453     192,448
William H. Ellis ............................    4,745,658     193,243
Karol D. Emmerich ...........................    4,748,278     190,623
Luella G. Goldberg ..........................    4,742,602     196,299
George Latimer ..............................    4,745,717     193,184

               2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending November 30, 1996. The following votes were cast regarding this matter:

      SHARES
      VOTED            SHARES                           BROKER
      "FOR"        VOTED "AGAINST"      ABSTENTIONS    NON-VOTES
    ----------    -----------------     -----------    ---------
     4,705,932       112,496               120,473         --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

---------------------------------------------------------------------

          1996 Annual Report  31  American Strategic Income Portfolio

---------------------------------------------------------------------

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive

---------------------------------------------------------------------

          1996 Annual Report  32  American Strategic Income Portfolio

---------------------------------------------------------------------
               shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with a NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form. You will receive a monthly statement detailing total dividend and capital gain distributions, date of investment, shares acquired, price per share, and total shares held in your account, both certificate-form shares and unissued shares acquired through the plan.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written

---------------------------------------------------------------------

          1996 Annual Report  33  American Strategic Income Portfolio

---------------------------------------------------------------------
               instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

          1996 Annual Report  34  American Strategic Income Portfolio

        Directors and Officers
----------------------------------------

                  DIRECTORS
               David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS,
                   INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
               Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
               William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER
                   CAPITAL MANAGEMENT INCORPORATED
               Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
               Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL
                   CORP., HORMEL FOODS CORP.
               David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF
                   ADMINISTRATIVE OFFICER OF DEAN WITTER INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
               George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY FUNDS

                  OFFICERS

William H. Ellis,
    CHAIRMAN OF THE BOARD
Paul A. Dow,
    PRESIDENT
John G. Wenker,
    SENIOR VICE PRESIDENT
Russ K. Kappenman,
    VICE PRESIDENT AND ASSISTANT SECRETARY
Amy Ayd,
    VICE PRESIDENT
Julene R. Melquist,
    VICE PRESIDENT
Robert H. Nelson,
    VICE PRESIDENT AND TREASURER
Daniel W. Schroer,
    VICE PRESIDENT AND ASSISTANT SECRETARY
Susan S. Miley,

    SECRETARY

                  INVESTMENT ADVISER
               Piper Capital Management Incorporated
               222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                  ACCOUNTING AND TRANSFER AGENT
               Investors Fiduciary Trust Company
               127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                  LEGAL COUNSEL
               Dorsey & Whitney LLP
               220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

                  CUSTODIAN
               First Trust National Association
               180 EAST FIFTH STREET, ST. PAUL, MN 55101

                  INDEPENDENT AUDITORS
               KPMG Peat Marwick LLP
               4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

---------------------------------------------------------------------

          1996 Annual Report  35  American Strategic Income Portfolio

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

DISCOUNT
Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed on price at a stated date. Reverse repurchase agreements are considered a form of borrowing.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------
         1996 Annual Report   36   American Strategic Income Portfolio

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

RISK
All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates -- otherwise known as INTEREST RATE
RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline, the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

The fund's mortgage loans are subject to some unique risks such as credit risk and real estate risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face CREDIT RISK. This is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values. Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.


FOR MORE INFORMATION

BY PHONE [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

31   American Strategic
     Income Portfolio

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL  [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund s shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE  [GRAPHIC]

http://www.piperjaffray.com/
money_management/

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

[LOGO]

PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804



[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM 100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

#11510 1/1997 057-97

Bulk Rate
U.S. Postage
PAID
Permit No. 3008
Mpls., MN

                                    STAPLES